1Q 2023 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Year end 2022 Acreage and Undeveloped Location Update.............................................................................................	11

Definitions..........................................................................................................................................................................	12

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	13

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	14

Operating Margin...............................................................................................................................................................	15

Cash Operating Margin......................................................................................................................................................	16

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	17

Free Cash Flow..................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Shale Sales Volumes (Bcf)		114.8	119.0	125.1	122.1	130.5
CBM Sales Volumes (Bcf)		10.4	10.5	10.7	11.0	11.5
Other Sales Volumes (Bcf)		0.1	0.1	0.2	0.1	—

LIQUIDS*
NGLs Sales Volumes (Bcfe)		10.1	10.5	10.2	8.8	8.5
Oil and Condensate Sales Volumes (Bcfe)		0.5	0.5	0.2	0.3	0.4

TOTAL (Bcfe)		135.9	140.6	146.4	142.3	150.9

Average Daily Production (MMcfe)		1,509.6	1,528.4	1,590.9	1,564.1	1,676.2

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q1 2023 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	5	6	1	6,307	2
	Utica	-	-	2	14,756	-

WV Shirley-Pennsboro	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	-

CPA South	Marcellus	-	2	3	7,938	-
	Utica	-	-	-	-	-

Total		5	8	6	-	2

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q2 2023	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	104.5	388.3	287.6	225.7	234.3	105.8
Average Prices ($/Mcf)	$3.02	$3.03	$3.05	$3.21	$3.23	$4.21

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	8.6	34.7	118.0	129.8	89.6	111.9
Average Prices ($/Mcf)	$2.14	$2.17	$2.39	$2.30	$2.59	$3.29
Total Volumes Hedged (Bcf)(2)	113.1	423.0	405.6	355.5	323.9	217.7

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	111.6	423.0	403.5	355.5	287.2	197.8
Average Prices ($/Mcf)	$2.41	$2.48	$2.44	$2.36	$2.45	$3.24

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	1.5	-	2.1	-	36.7	19.9
Average Prices ($/Mcf)	$3.02	-	$3.05	-	$3.23	$4.21
Total Volumes Hedged (Bcf)(2)	113.1	423.0	405.6	355.5	323.9	217.7

Estimated Conversion Factor(4)	1.080	1.080	1.073	1.068	1.064	1.061

(1) Hedge positions as of 4/6/2023.
(2) Excludes basis hedges in excess of NYMEX hedges of 9.9 Bcf and 19.6 Bcf for 2023 and 2025,respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

NATURAL GAS HEDGING GAIN/LOSS PROJECTIONS
	Q2 2023				CY2023

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	112,840	$2.79	$2.08	$80,386	419,300	$2.81	$2.76	$40,396

Index	9,100	$1.98	$1.63	$3,161	36,500	$1.98	$2.07	($3,381)

Basis:
Eastern Gas-South (DOM)	14,788	($0.66)	($0.43)	($3,428)	59,313	($0.66)	($0.69)	$1,641
TCO Pool (TCO)	28,437	($0.65)	($0.30)	($10,032)	100,850	($0.64)	($0.52)	($13,006)
Michcon (NMC)	10,920	($0.25)	$0.03	($3,126)	43,190	($0.25)	($0.17)	($3,822)
TETCO M3 (TMT)	1,820	($0.98)	($0.33)	($1,176)	6,530	($0.04)	$0.77	($6,096)
TETCO M2 (BM2)	39,585	($0.56)	($0.48)	($3,286)	158,775	($0.56)	($0.70)	$22,434
Transco Zone 5 South (DKR)	3,185	($0.08)	$0.33	($1,282)	12,165	$0.62	$1.90	($15,126)
Total Financial Basis Hedges	98,735			($22,330)	380,823			($13,975)

Total Projected Realized Gain				$61,217				$23,040

Note: Forward market prices, hedged volumes, and hedge prices are as of 4/6/2023. Anticipated hedging activity is not included in projections.
(1) January through April 2023 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Realized Loss	($61)	($360)	($651)	($531)	($271)
Unrealized Gain (Loss)	$823	$1,138	($411)	($122)	($1,456)
Gain (Loss) on Commodity Derivative Instruments	$762	$778	($1,062)	($653)	($1,727)

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income (Loss):	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Natural Gas, NGL and Oil Revenue	$455,639	$776,740	$1,127,341	$1,003,406	$744,625
Gain (Loss) on Commodity Derivative Instruments	762,167	777,615	(1,062,353)	(652,643)	(1,726,394)
Purchased Gas Revenue	36,812	61,421	31,738	46,552	45,841
Other Revenue and Operating Income	21,359	21,054	20,335	23,103	22,830
Total Revenue and Other Operating Income (Loss)	1,275,977	1,636,830	117,061	420,418	(913,098)
Costs and Expenses:
Operating Expense
Lease Operating Expense	16,474	17,739	19,239	14,282	15,398
Transportation, Gathering and Compression	98,096	96,385	96,632	88,357	88,286
Production, Ad Valorem, and Other Fees	9,641	11,599	13,481	9,958	9,927
Depreciation, Depletion and Amortization	105,222	112,245	114,167	116,180	118,623
Exploration and Production Related Other Costs	5,104	1,212	685	4,712	1,689
Purchased Gas Costs	34,347	62,217	32,309	46,041	44,816
Selling, General, and Administrative Costs	36,576	31,961	27,722	30,454	31,560
Other Operating Expense	15,139	9,818	21,238	20,539	12,170
Total Operating Expense	320,599	343,176	325,473	330,523	322,469
Other Expense
Other Expense (Income)	1,168	3,494	1,922	5,179	(736)
(Gain) Loss on Assets Sales and Abandonments, net	(9,482)	(1,426)	12,077	(6,240)	(13,395)
Loss on Debt Extinguishment	—	19	9,953	12,981	—
Interest Expense	35,736	35,218	34,351	31,051	27,069
Total Other Expense	27,422	37,305	58,303	42,971	12,938
Total Costs and Expenses	348,021	380,481	383,776	373,494	335,407
Earnings (Loss) Before Income Tax	927,956	1,256,349	(266,715)	46,924	(1,248,505)
Income Tax Expense (Benefit)	217,561	81,770	160,357	13,567	(325,564)
Net Income (Loss)	$710,395	$1,174,579	$(427,072)	$33,357	$(922,941)

Earnings (Loss) per Share
Basic	$4.22	$6.64	$(2.28)	$0.17	$(4.62)
Diluted	$3.61	$5.68	$(2.28)	$0.15	$(4.62)

Weighted-Average Shares Outstanding	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Weighted-Average Shares of Common Stock Outstanding	168,452,107	176,916,881	187,511,940	194,021,639	199,854,257
Effect of Diluted Shares*	28,692,767	30,127,743	—	30,387,055	—
Weighted-Average Diluted Shares of Common Stock Outstanding	197,144,874	207,044,624	187,511,940	224,408,694	199,854,257

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Mar-23	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22
ASSETS
Current Assets:
Cash and Cash Equivalents	$2,799	$21,321	$1,594	$238	$8,570
Accounts and Notes Receivable
Trade, net	136,208	348,458	479,088	447,464	263,126
Other Receivables, net	8,015	6,184	5,436	6,010	5,134
Supplies Inventories	29,339	27,156	19,650	14,490	6,469
Derivative Instruments	159,794	154,474	200,598	137,492	119,838
Prepaid Expenses	15,443	16,211	17,373	12,503	13,739
Total Current Assets	351,598	573,804	723,739	618,197	416,876
Property, Plant and Equipment:
Property, Plant and Equipment:	12,099,212	11,907,698	11,738,308	11,606,088	11,484,450
Less-Accumulated Depreciation, Depletion and Amortization	4,913,268	4,811,189	4,704,665	4,593,364	4,488,326
Total Property, Plant and Equipment—Net	7,185,944	7,096,509	7,033,643	7,012,724	6,996,124
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	170,376	174,849	187,376	176,613	42,162
Derivative Instruments	208,933	244,931	258,539	420,291	281,213
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	75,352	76,990	78,628	80,266	81,904
Deferred Income Taxes	—	—	—	14,107	28,526
Other Non-Current Assets	24,628	25,376	27,887	50,378	53,405
Total Other Non-Current Assets	802,603	845,460	875,744	1,064,969	810,524
TOTAL ASSETS	$8,340,145	$8,515,773	$8,633,126	$8,695,890	$8,223,524
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$195,867	$191,343	$169,406	$154,449	$120,513
Derivative Instruments	242,900	782,653	1,407,892	1,210,715	1,411,964
Current Portion of Finance Lease Obligations	1,423	881	686	637	603
Current Portion of Long-Term Debt	—	—	323,122	322,622	336,083
Current Portion of Operating Lease Obligations	50,844	47,436	48,710	40,951	10,003
Other Accrued Liabilities	213,874	290,491	308,212	302,599	248,176
Total Current Liabilities	704,908	1,312,804	2,258,028	2,031,973	2,127,342
Non-Current Liabilities:
Long-Term Debt	2,203,108	2,205,735	1,920,440	1,907,074	1,890,790
Finance Lease Obligations	4,023	1,970	1,375	1,342	1,304
Operating Lease Obligations	122,726	132,105	143,291	139,428	32,340
Derivative Instruments	1,124,884	1,517,021	2,012,326	1,899,736	1,421,373
Deferred Income Taxes	449,656	232,280	146,621	—	—
Asset Retirement Obligations	89,619	89,079	87,243	88,463	89,403
Other Non-Current Liabilities	73,925	74,318	86,814	90,850	91,460
Total Non-Current Liabilities	4,067,941	4,252,508	4,398,110	4,126,893	3,526,670
TOTAL LIABILITIES	4,772,849	5,565,312	6,656,138	6,158,866	5,654,012
Stockholders' Equity
Common Stock	1,663	1,712	1,835	1,918	1,955
Capital in Excess of Par Value	2,468,079	2,506,269	2,602,697	2,665,440	2,691,950
Preferred Stock	—	—	—	—	—
Retained Earnings (Accumulated Deficit)	1,103,995	448,993	(613,426)	(116,081)	(110,005)
Accumulated Other Comprehensive Loss	(6,441)	(6,513)	(14,118)	(14,253)	(14,388)
TOTAL STOCKHOLDERS' EQUITY	3,567,296	2,950,461	1,976,988	2,537,024	2,569,512
TOTAL LIABILITIES AND EQUITY	$8,340,145	$8,515,773	$8,633,126	$8,695,890	$8,223,524

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Net Income (Loss)	$710,395	$1,174,579	($427,072)	$33,357	($922,941)
Depreciation, Depletion and Amortization	105,222	112,245	114,167	116,180	118,623
Amortization of Deferred Financing Costs	2,297	2,293	2,048	2,073	2,042
Stock-Based Compensation	8,638	1,493	3,829	3,722	7,331
(Gain) Loss on Asset Sales and Abandonments, net	(9,482)	(1,426)	12,077	(6,240)	(13,395)
Loss on Debt Extinguishment	—	19	9,953	12,981	—
(Gain) Loss on Commodity Derivative Instruments	(762,167)	(777,615)	1,062,353	652,643	1,726,394
Loss (Gain) on Other Derivative Instruments	961	(300)	(2,694)	(2,131)	(5,223)
Net Cash Paid in Settlement of Commodity Derivative Instruments	(140,005)	(282,897)	(651,247)	(530,129)	(270,842)
Deferred Income Taxes	217,349	83,076	160,680	14,370	(334,184)
Other	(114)	1,619	1,646	623	1,700
Changes in Operating Assets:
Accounts and Notes Receivable	210,383	129,759	(31,478)	(185,196)	66,577
Recoverable Income Taxes	—	—	—	—	72
Supplies Inventories	(2,183)	(7,505)	(5,160)	(8,021)	(322)
Prepaid Expenses	768	1,181	(4,840)	1,041	2,366
Changes in Other Assets	(153)	(143)	19,800	1,520	322
Changes in Operating Liabilities:
Accounts Payable	(19,242)	25,947	(684)	30,541	(2,032)
Accrued Interest	2,216	16,550	(14,373)	12,128	(13,595)
Other Operating Liabilities	(75,792)	(36,289)	19,202	42,906	(26,086)
Changes in Other Liabilities	(353)	(315)	(3,825)	(402)	(412)
Net Cash Provided by Operating Activities	248,738	442,271	264,382	191,966	336,395

Cash Flows from Investing Activities:
Capital Expenditures	(170,028)	(173,217)	(133,553)	(136,668)	(122,316)
Proceeds from Asset Sales	10,517	6,889	4,041	7,107	19,423
Net Cash Used in Investing Activities	(159,511)	(166,328)	(129,512)	(129,561)	(102,893)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	(358,750)	(26,969)	—
Proceeds from CNXM Revolving Credit Facility Borrowings	72,750	109,700	56,800	66,200	111,200
Repayments of CNXM Revolving Credit Facility Borrowings	(90,450)	(104,150)	(96,950)	(88,100)	(86,000)
Proceeds from CNX Revolving Credit Facility Borrowings	460,400	631,900	1,208,250	918,075	574,650
Repayments of CNX Revolving Credit Facility Borrowings	(446,600)	(676,550)	(1,297,250)	(880,425)	(670,650)
Proceeds from Issuance of CNX Senior Notes	—	—	493,750	—	—
Payments on Other Debt	(348)	(191)	(163)	(157)	(154)
Proceeds from Issuance of Common Stock	610	78	135	376	608
Shares Withheld for Taxes	(9,344)	(180)	(7)	(83)	(5,582)
Purchases of Common Stock	(94,759)	(215,106)	(138,052)	(59,494)	(152,473)
Debt Issuance and Financing Fees	(8)	(1,717)	(1,277)	(160)	(96)
Net Cash Used in Financing Activities	(107,749)	(256,216)	(133,514)	(70,737)	(228,497)
Net (Decrease) Increase in Cash, Cash Equivalents, and Restricted Cash	(18,522)	19,727	1,356	(8,332)	5,005
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	21,321	1,594	238	8,570	3,565
Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,799	$21,321	$1,594	$238	$8,570

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2023E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	4%	($0.65)
ETNG Mainline	5%	$1.12
TCO Pool	27%	($0.62)
TETCO ELA & WLA	5%	($0.34)
TETCO M3	4%	$0.43
TETCO M2	34%	($0.73)
Michcon	12%	($0.29)
Physical basis sales	9%	($0.14)
Weighted Average Basis	100%	($0.43)

NYMEX		$2.76
Weighted Average Basis (Not considering hedging)		($0.43)
Realized Price (per MMBtu)		$2.33
Conversion Factor (MMBtu/Mcf)		1.080
Realized Price Before Financial Hedging (per Mcf)		$2.52

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for three months ended March 31; April - December forward market basis prices as of 4/6/2023.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Average Sales Price - Natural Gas	$3.22	$5.54	$7.82	$7.02	$4.76
Average Loss on Commodity Derivative Instruments - Cash Settlement- Gas	($0.49)	($2.78)	($4.79)	($3.98)	($1.91)
Average Sales Price - Oil and Condensate*	$11.22	$12.34	$14.74	$16.04	$12.84
Average Sales Price - NGLs*	$4.58	$4.92	$6.05	$7.21	$7.62

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.90	$2.96	$3.25	$3.32	$3.14

Lease Operating Expense (LOE)	$0.12	$0.13	$0.13	$0.10	$0.10
Production, Ad Valorem, and Other Fees	$0.07	$0.08	$0.09	$0.07	$0.07
Transportation, Gathering and Compression	$0.72	$0.69	$0.66	$0.62	$0.59
Depreciation, Depletion and Amortization (DD&A)	$0.75	$0.77	$0.76	$0.79	$0.76
Total Natural Gas, NGL and Oil Production Costs	$1.66	$1.67	$1.64	$1.58	$1.52

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.91	$0.90	$0.88	$0.79	$0.76
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.99	$2.06	$2.37	$2.53	$2.38

Fully Burdened Cash Costs, before DD&A(1)	$1.28	$1.29	$1.29	$1.22	$1.03
Fully Burdened Cash Margin, before DD&A	$1.62	$1.67	$1.96	$2.10	$2.11

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q1 2023, Q4 2022, Q3 2022, Q2 2022 and Q1 2022 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.07) per Mcfe, ($0.01) per Mcfe, $0.08 per Mcfe, ($0.04) per Mcfe and ($0.09) per Mcfe, respectively. Q1 2023, Q4 2022, Q3 2022, Q2 2022 and Q1 2022 exclude unrealized losses/(gains) on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe, $0.00 per Mcfe and ($0.02) per Mcfe, respectively. Q4 2022, Q3 2022 and Q2 2022 exclude loss on debt extinguishment of $0.00 per Mcfe, $0.07 per Mcfe and $0.09 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
NYMEX Natural Gas ($/MMBtu)	$3.42	$6.26	$8.20	$7.17	$4.95
Average Differential	(0.44)	(1.17)	(1.01)	(0.73)	(0.58)
BTU Conversion (MMBtu/Mcf)*	0.24	0.45	0.63	0.58	0.39
Loss on Commodity Derivative Instruments-Cash Settlement	(0.49)	(2.78)	(4.79)	(3.98)	(1.91)
Realized Gas Price per Mcf	$2.73	$2.76	$3.03	$3.04	$2.85
*Conversion factor	1.08	1.09	1.09	1.09	1.09

GUIDANCE
	Previous			Updated
($ in millions)	2023E			2023E
	Low		High	Low		High
Production Volumes (Bcfe)	555	-	575	555	-	575
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	82%			83%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.80			$2.76
Natural Gas Differential ($/MMBtu)	($0.48)			($0.43)
NGL Realized Price ($/Bbl)	~$21.00			~$21.00

($ in millions)
Adjusted EBITDAX(2)	$1,100	-	$1,250	$950	-	$1,050

Capital Expenditures
Drilling & Completions (D&C)	$430	-	$475	$430	-	$475
Non-D&C	$120	-	$160	$120	-	$160
Discretionary Capital	$25	-	$40	$25	-	$40
Total Capital Expenditures	$575	-	$675	$575	-	$675

($ in millions)
Free Cash Flow (FCF)(2)	~$375			~$250
FCF Per Share(2)(3)	~$2.20			~$1.51

(1) Forward market prices for updated 2023 guidance as of 4/6/2023.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $40 million in expected asset sales in 2023.
(3) Previous guidance for 2023 FCF per share based on shares outstanding of 170,126,528, as of 1/17/2023. Updated guidance for 2023 FCF per share based on shares outstanding of 165,575,514, as of 4/13/2023.

2023E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	23	14,500
	Utica	4	13,600

CPA	Marcellus	3	8,800
	Utica	-	-

Total		30	-

(1) Measured in lateral feet from perforation to perforation.

YEAR END 2022 ACREAGE AND UNDEVELOPED LOCATION UPDATE

YE2021 MARCELLUS ACREAGE				YE2022 MARCELLUS ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	95,400	29,700	125,100	Total Net Acres	105,000	30,100	135,100
Net Developed Acres	46,700	2,400	49,100	Net Developed Acres	55,200	2,400	57,600
Net Undeveloped Locations	298	167		Net Undeveloped Locations	304	169
Average Lateral Length (ft)	9,500	9,500		Average Lateral Length (ft)	9,500	9,500
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	15,700	10,900	86,800	Total Net Acres	15,500	11,000	86,700
Net Developed Acres	9,900	100	10,000	Net Developed Acres	10,900	800	11,700
Net Undeveloped Locations	42	78		Net Undeveloped Locations	33	74
Average Lateral Length (ft)	8,000	8,000		Average Lateral Length (ft)	8,000	8,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	107,200	94,100	303,200	Total Net Acres	107,600	90,600	298,900
Net Developed Acres	5,100	1,000	6,100	Net Developed Acres	5,700	1,000	6,700
Net Undeveloped Locations	659	601		Net Undeveloped Locations	658	578
Average Lateral Length (ft)	9,000	9,000		Average Lateral Length (ft)	9,000	9,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
OH			TOTAL OH	OH			TOTAL OH
Total Net Acres			10,900	Total Net Acres			10,100
Net Developed Acres			200	Net Developed Acres			200
Net Undeveloped Locations				Net Undeveloped Locations
Average Lateral Length (ft)				Average Lateral Length (ft)
Inter-Lateral Spacing (ft)				Inter-Lateral Spacing (ft)
Total Net Acres			526,000	Total Net Acres			530,800

YE2021 UTICA ACREAGE				YE2022 UTICA ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	113,200	57,000	170,700	Total Net Acres	117,400	56,300	173,700
Net Developed Acres	4,400	—	4,400	Net Developed Acres	6,600	—	6,600
Net Undeveloped Locations	429	225		Net Undeveloped Locations	437	222
Average Lateral Length (ft)	8,500	8,500		Average Lateral Length (ft)	8,500	8,500
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	12,800	84,900	134,600	Total Net Acres	12,600	84,800	134,700
Net Developed Acres	—	—	—	Net Developed Acres	—	—	—
Net Undeveloped Locations	61	406		Net Undeveloped Locations	60	406
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	108,000	93,900	241,200	Total Net Acres	107,900	90,600	237,500
Net Developed Acres	1,600	200	1,800	Net Developed Acres	1,800	200	2,000
Net Undeveloped Locations	509	449		Net Undeveloped Locations	508	433
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
OH	Dry		TOTAL OH	OH	Dry		TOTAL OH
Total Net Acres	15,500		63,200	Total Net Acres	15,300		63,300
Net Developed Acres	13,200		13,200	Net Developed Acres	13,200		13,200
Net Undeveloped Locations	8			Net Undeveloped Locations	7
Average Lateral Length (ft)	9,500			Average Lateral Length (ft)	9,500
Inter-Lateral Spacing (ft)	1,300			Inter-Lateral Spacing (ft)	1,300
Total Net Acres			609,700	Total Net Acres			609,200

Note: Acres by type curve area do not equal total acres because some CNX-controlled acres fall outside of identified type curve areas. Locations calculated by dividing total controlled acreage in type curve region by area of a well. The table includes results of leasing activity and expirations; and future development, lateral lengths and inter-lateral spacing, will ultimately vary as the assets are developed.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2022 Annual Report on Form 10-K as filed with the SEC on February 9, 2023). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Total Revenue and Other Operating Income (Loss)	$1,276	$1,637	$117	$420	($913)
Add (Deduct):
Purchased Gas Revenue	(37)	(62)	(32)	(46)	(46)
Unrealized (Gain) Loss on Commodity Derivative Instruments	(823)	(1,138)	411	122	1,456
Other Revenue and Operating Income	(21)	(21)	(20)	(23)	(23)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$395	$416	$476	$473	$474

Total Operating Expense	$320	$343	$326	$330	$322
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(4)	(3)	(2)	(3)
Exploration and Production Related Other Costs	(5)	(1)	(1)	(5)	(2)
Purchased Gas Costs	(34)	(62)	(32)	(46)	(45)
Selling, General and Administrative Costs	(37)	(33)	(28)	(30)	(31)
Other Operating Expense	(15)	(8)	(22)	(21)	(12)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$226	$235	$240	$226	$229
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Net Income (Loss)	$710	$1,175	($427)	$33	($923)
Interest Expense	36	35	35	31	27
Income Tax Expense (Benefit)	218	82	160	14	(326)
Earnings (Loss) Before Interest & Taxes (EBIT)	964	1,292	(232)	78	(1,222)
Depreciation, Depletion & Amortization	105	112	114	116	119
Exploration Expense	5	1	1	5	2
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$1,074	$1,405	($117)	$199	($1,101)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(823)	(1,138)	411	122	1,456
Stock-Based Compensation	9	1	4	4	7
Loss on Debt Extinguishment	—	—	10	13	—
Loss on Abandonment	—	4	16	—	—
Virginia Flood Expense	—	1	2	—	—
Severance	1	1	—	—	—
Total Pre-tax Adjustments	(813)	(1,131)	443	139	1,463
Adjusted EBITDAX	$261	$274	$326	$338	$362

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Net Income (Loss) from EBITDAX Reconciliation	$710	$1,175	($427)	$33	($923)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(813)	(1,131)	443	139	1,463
Tax Effect of Adjustments	212	295	(116)	(36)	(382)
Adjusted Net Income (Loss)	$109	$339	($100)	$136	$158

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income (Loss) after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Total Revenue and Other Operating Income (Loss)	$1,276	$1,637	$117	$420	($913)

Net Income (Loss)	$710	$1,175	($427)	$33	($923)
Interest Expense	36	35	35	31	27
Income Tax Expense (Benefit)	218	82	160	14	(326)
Earnings (Loss) Before Interest & Taxes (EBIT)	964	1,292	(232)	78	(1,222)
Depreciation, Depletion & Amortization	105	112	114	116	119
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,069	$1,404	($118)	$194	($1,103)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($823)	($1,138)	$411	$122	$1,456
Total Adjustments	($823)	($1,138)	$411	$122	$1,456

Total Revenue and Other Operating Income (Loss) Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$453	$499	$528	$542	$543
Adjusted EBIT	$141	$154	$179	$200	$234
Operating Margin	31%	31%	34%	37%	43%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q1-2023	Q4-2022	Q3-2022	Q2-2022	Q1-2022
Total Revenue and Other Operating Income (Loss)	$1,276	$1,637	$117	$420	($913)

Net Income (Loss)	$710	$1,175	($427)	$33	($923)
Interest Expense	36	35	35	31	27
Income Tax Expense (Benefit)	218	82	160	14	(326)
Earnings (Loss) Before Interest & Taxes (EBIT)	964	1,292	(232)	78	(1,222)
Depreciation, Depletion & Amortization	105	112	114	116	119
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,069	$1,404	($118)	$194	($1,103)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	$(823)	($1,138)	$411	$122	$1,456
Stock-Based Compensation	9	1	4	4	7
Loss on Abandonment	—	4	16	—	—
Virginia Flood Expense	—	1	2	—	—
Loss on Debt Extinguishment	—	—	10	13	—
Severance	1	1	—	—	—
Total Adjustments	($813)	($1,131)	$443	$139	$1,463

Total Revenue and Other Operating Income (Loss) Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$453	$499	$528	$542	$543
Adjusted EBITDA	$256	$273	$325	$333	$360
Cash Operating Margin	57%	55%	62%	61%	66%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,203	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	3	21	4	22	156
Net Debt	$2,200	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,203	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	82	98	101
Less: Cash and Cash Equivalents	3	21	4	22	156
Adjusted Net Debt	$2,200	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 9 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2022 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Jun-22	30-Sep-22	31-Dec-22	31-Mar-23	31-Mar-23
Net Income (Loss)	$33	($427)	$1,175	$710	$1,491
Interest Expense	31	35	35	36	137
Income Tax Expense (Benefit)	14	160	82	218	474
Earnings (Loss) Before Interest & Taxes (EBIT)	78	(232)	1,292	964	2,102
Depreciation, Depletion & Amortization	116	114	112	105	447
Exploration Expense	5	1	1	5	12
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	199	(117)	1,405	1,074	2,561
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	122	411	(1,138)	(823)	(1,428)
Stock Based Compensation	4	4	1	9	18
Loss on Debt Extinguishment	13	10	—	—	23
Severance	—	—	1	1	2
Loss on Abandonment	—	16	4	—	20
Virginia Flood Expense	—	2	1	—	3
Total Pre-tax Adjustments	139	443	(1,131)	(813)	(1,362)
Adjusted EBITDAX TTM	$338	$326	$274	$261	$1,199

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

2023 Free Cash Flow
(Dollars in millions)	Q1-2023
Net Cash Provided by Operating Activities	$249
Capital Expenditures	(170)
Proceeds from Asset Sales	10
Free Cash Flow	$89

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2022 Organic Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Organic Free Cash Flow	$269	$131	$55	$214	$669

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2021 Organic Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Organic Free Cash Flow	$137	$118	$110	$96	$461

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC) as supplemented by our quarterly reports on Form 10-Q and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.